Our Mission & Vision NCI Building Systems 3Q 2016 Supplemental Presentation August 30, 2016

Our Mission & Vision Forward-looking Statements 2 Certain statements and information in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “plan,” “intend,” “foresee,” “guidance,” “potential,” “expect,” “should,” “will” “continue,” “could,” “estimate,” “forecast,” “goal,” “may,” “objective,” “predict,” “projection,” or similar expressions are intended to identify forward-looking statements (including those contained in certain visual depictions) in this presentation. These forward-looking statements reflect the Company's current expectations and/or beliefs concerning future events. The Company has made every reasonable effort to ensure that the information, estimates, forecasts and assumptions on which these statements are based are current, reasonable and complete. Our expectations with respect to the fourth quarter of fiscal 2016 contained in this presentation are forward looking statements based on management’s estimates, as of of the date of this presentation. The estimates are unaudited, and reflect management’s current views with respect to future results. However, the forward-looking statements in this presentation are subject to a number of risks and uncertainties that may cause the Company's actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially include, but are not limited to, industry cyclicality and seasonality and adverse weather conditions; challenging economic conditions affecting the nonresidential construction industry; volatility in the U.S. economy and abroad, generally, and in the credit markets; substantial indebtedness and our ability to incur substantially more indebtedness; our ability to generate significant cash flow required to service or refinance our existing debt, including the 8.25% senior notes due 2023, and obtain future financing; our ability to comply with the financial tests and covenants in our existing and future debt obligations; operational limitations or restrictions in connection with our debt; increases in interest rates; recognition of asset impairment charges; commodity price increases and/or limited availability of raw materials, including steel; our ability to make strategic acquisitions accretive to earnings; retention and replacement of key personnel; enforcement and obsolescence of intellectual property rights; fluctuations in customer demand; costs related to environmental clean- ups and liabilities; competitive activity and pricing pressure; increases in energy prices; volatility of the Company's stock price; dilutive effect on the Company's common stockholders of potential future sales of the Company's common stock held by our sponsor; substantial governance and other rights held by our sponsor; breaches of our information system security measures and damage to our major information management systems; hazards that may cause personal injury or property damage, thereby subjecting us to liabilities and possible losses, which may not be covered by insurance; changes in laws or regulations, including the Dodd–Frank Act; our ability to integrate the acquisition of CENTRIA with our business and to realize the anticipated benefits of such acquisition; the timing and amount of our stock repurchases; and costs and other effects of legal and administrative proceedings, settlements, investigations, claims and other matters. See also the “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended November 1, 2015, which identifies other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements, whether as a result of new information, future events, or otherwise.

Our Mission & Vision 3Q 2016 Financial Summary 3 (1) Reconciliations of non-GAAP financial measures to the nearest GAAP measure are included in the Company’s financial tables beginning on Slide 13 (Dollars in millions, except per share amounts) July 31, 2016 August 2, 2015 % Chg. July 31, 2016 August 2, 2015 % Chg. Sales 462.4$ 420.8$ 9.9% 1,204.6$ 1,103.9$ 9.1% Gross Profit 128.0$ 100.7$ 27.1% 307.0$ 248.7$ 23.5% Gross Profit Margin 27.7% 23.9% 15.9% 25.5% 22.5% 13.3% Income from Operations 43.5$ 19.4$ 124.7% 69.4$ 20.3$ 241.3% Net Income 23.7$ 7.2$ 228.5% 32.0$ (0.6)$ n/m Diluted EPS 0.32$ 0.10$ 220.0% 0.43$ (0.01)$ n/m Adjusted Operating Income 1 45.1$ 25.2$ 79.2% 73.2$ 35.5$ 106.2% Adjusted EBITDA 1 57.8$ 38.2$ 51.4% 112.4$ 73.6$ 52.6% Adjusted Diluted EPS 1 0.33$ 0.15$ 120.0% 0.50$ 0.11$ 354.5% Fiscal Three Months Ended Fiscal Nine Months Ended

Our Mission & Vision 3Q 2016 Financial Overview 4  Sales were $462.4 million, an increase of $41.6 million (9.9%) from $420.8 million a year ago • External tonnage volumes increased 11.6% year-over-year, with the Components segment showing the largest increase with a 14.2% increase in volumes • Reported revenues were within the updated guidance range for the quarter, per the July 18, 2016 press release  Gross profits improved in all three business segments on a year-over-year basis • Gross profit margins expanded by 380 basis points from 23.9% in the comparable prior year period to 27.7%  Operating income was $43.5 million compared to $19.4 million in the prior year period. • Adjusted for special items, operating income increased 79.2% to $45.1 million compared to $25.2 million in the prior year period  Net income increased 228.5% to $23.7 million, or $0.32 per diluted common share compared to $7.2 million, or $0.10 per diluted common share in the prior year period  Adjusted EBITDA1 grew 51.4% to $57.8 million from $38.2 million in the prior year period  Consolidated backlog grew 10.1% year-over-year to $557.5 million (1) Reconciliations of non-GAAP financial measures to the nearest GAAP measure are included in the Company’s financial tables beginning on Slide 13

Our Mission & Vision 5  Manufacturing • The insulated metal panels (IMP) plant in Hamilton, ON commenced operations three months prior to the original schedule and is ramping up as expected • Equipment from two metal components plants in the U.S., which were closed during second quarter, was relocated and installed in other plants  Commercial • Underlying volume growth across segments outpaced reported market growth rates for non- residential construction starts • In the Components segment, IMP backlog continues to grow, with an increasing mixture of high-end architectural projects • Self-storage and rural/agricultural buildings continue to drive growth in the Company’s legacy metal components products  Steel Costs • As previously indicated, inbound steel costs, which have been lower year-over-year for the first three quarters of fiscal 2016, have begun to increase and reached parity with the prior year cost in the month of July • The Company estimates that the pass-through of lower steel costs to customers reduced revenue growth by approximately $10 million in the third quarter and $42 million for the nine months ended July 31, 2016 • In the fourth quarter 2016, the Company expects steel costs to be higher on a year-over-year basis, and therefore will not represent a revenue ‘headwind’ in the period 3Q 2016 Operational Overview

Our Mission & Vision 6 3Q 2016 Revenues and Volumes – by Segment Q3-'16 Q3-'15 % Chg. % Vol. Chg. 1 Q3-'16 Q3-'15 % Chg. % Vol. Chg. 1 Q3-'16 Q3-'15 % Chg. % Vol. Chg. 1 Third-Party 30.7$ 26.6$ 15.3% 14.0% Third-Party 256.2$ 222.0$ 15.4% 14.2% Third-Party 175.5$ 172.2$ 1.9% 5.7% Internal 41.4 35.8 15.7% 28.2% Internal 31.1 29.2 6.4% 26.1% Internal 5.5 4.3 28.0% 57.3% Total Sales 72.1$ 62.4$ 15.5% 21.1% Total Sales 287.3$ 251.2$ 14.4% 15.9% Total Sales 181.0$ 176.5$ 2.5% 7.6% Metal Coil Coating Metal Components Engineered Building Systems $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q3-'16 Q3-'15 Metal Coil Coating Third-Party Internal $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 Q3-'16 Q3-'15 Metal Components Third-Party Internal $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 Q3-'16 Q3-'15 Engineered Building Systems Third-Party Internal Metal Coil Coating 7% Metal Components 55% Consolidated 3rd Party Revenue 3Q 2016 Metal Coil Coating 6% Metal Components 53% Consolidated 3rd Party Revenue 3Q 2015 (Dollars in millions) Engineered Building Systems 38% Engineered Building Systems 41% (1) Calculated as the year-over-year change in the tonnage volumes shipped

Our Mission & Vision 3Q 2016 Business Segment Results1 7 (Dollars in millions) $72.1 $287.3 $181.0 $540.4 $62.4 $251.2 $176.5 $490.1 Coatings Components Buildings Consolidated (1) Consolidated segments results do not include intersegment sales (2) Reconciliation of non-GAAP financial measures to the nearest GAAP measure are included in the Company’s financial tables beginning on Slide 13 Revenue $8.7 $37.5 $19.6 $43.5 $5.5 $17.0 $14.4 $19.4 Coatings Components Buildings Consolidated Operating Income $8.7 $37.8 $19.6 $45.1 $5.5 $21.6 $14.5 $25.2 Coatings Components Buildings Consolidated Adjusted Operating Income2 $9.9 $44.6 $21.1 $57.8 $6.6 $28.9 $16.7 $38.2 Coatings Components Buildings Consolidated 2016 2015 Adjusted EBITDA2

Our Mission & Vision Gross Margin Reconciliation 8 Gross Margin 3Q 2015 23.9% Supply chain effectiveness and commercial sales discipline 3.8% Production and logistics efficiency improvements 0.4% Prior year acquisition related inventory fair value adjustment 0.3% Less favorable product and segment mix (0.2%) New plant ramp-up costs, discontinued plant wind-down costs (0.6%) Other 0.1% Gross Margin 3Q 2016 27.7%  Gross profit increased to $128.0 million, up $27.3 million on a year-over-year basis  Reported gross margin percentage of 27.7% was near the top end of the updated guidance range for 3Q 2016 of 26.5% - 28.0% Note: Point attributions in the above table are approximate

Our Mission & Vision 9 Net Income: Net income increased 228.5% to $23.7 million from $7.2 million in the prior year’s third quarter. Adjusted EBITDA1: (Dollars in millions) Net Income and Adjusted EBITDA (1) Reconciliations of non-GAAP financial measures to the nearest GAAP measure are included in the Company’s financial tables beginning on Slide 13

Our Mission & Vision 3Q 2016 Results Compared to Guidance 10 $ in Millions Original Range Updated Range Low High Low High 3Q Actuals Revenues $435.0 $455.0 $458.0 $469.0 $462.4 Gross Profit Margin 23.0% 25.5% 26.5% 28.0% 27.7% ESG&A Expenses $74.5 $77.5 $78.5 $81.0 $80.4 Adjusted EBITDA1 - - $53.0 $63.0 $57.8 Intangible Asset Amortization $2.3 $2.5 $2.3 $2.5 $2.4 Total Depreciation & Amortization (inclusive of Intangibles above) $10.5 $11.5 $10.5 $11.5 $10.6 Interest Expense $7.3 $7.8 $7.3 $7.8 $7.7 Effective Tax Rate 32.0% 35.0% 32.0% 35.0% 32.9%  The original guidance for 3Q 2016 was provided on May 31, 2016. It was updated on July 18, 2016  ESG&A expenses were $80.4 million, up $5.9 million from the prior year third quarter • ESG&A expenses as a percentage of revenues decreased from 17.7% last year to 17.4% in the current quarter • The net increase in ESG&A expenses over the prior year is attributable primarily to the increased incentive compensation accruals related to increased earnings (1) Reconciliations of non-GAAP financial measures to the nearest GAAP measure are included in the Company’s financial tables beginning on Slide 13

Our Mission & Vision 3Q 2016 Cash Flow Summary 11 Cash and Restricted Cash, as of 3Q 2016 2Q 2016 1Q 2016 YTD Beginning balance 77,916 73,849 99,662 99,662 Cash provided by (used in) operating activities 20,586 24,213 (4,200) 40,599 Cash used in investing activities (4,044) (4,183) (5,777) (14,004) Cash used in financing activities (43,547) (16,455) (15,495) (75,497) Exchange rate effects (201) 492 (341) (50) Ending balance 50,710 77,916 73,849 50,710  Debt Reduction • During the first three fiscal quarters of 2016, the Company paid down $10.0 million each quarter under its Term Loan, bringing the year-to-date repayments to $30.0 million (Financing Activity)  Stock Repurchase • Through July 31, 2016, ~4 million shares have been repurchased at an average price $13.92. This amount includes the repurchase of $45 million (~2.9 million shares) from CD&R Funds in a private transaction concurrent with the Secondary Offering completed in July. Following this stock repurchase, the Company has repurchased the maximum amount authorized under the current stock repurchase program (Financing Activity) (Dollars in thousands)

Our Mission & Vision 4Q 2016 Guidance 12 $ in millions Range Low High Revenues $475.0 $500.0 Gross Profit Margin 24.5% 27.0% ESG&A Expenses $80.0 $84.0 Intangible Asset Amortization $2.3 $2.5 Total Depreciation & Amortization (inclusive of Intangibles above) $10.5 $11.5 Interest Expense $7.3 $7.7 Effective Tax Rate 33.0% 35.0%  Guidance for ESG&A excludes the amortization of intangible assets, which is a separate line item  Total Depreciation & Amortization (including the intangible amortization) are reported on the Company’s Statements of Operations within Cost of Goods Sold, ESG&A Expense and Intangible Asset Amortization  Weighted average diluted common shares is expected to be ~71.4 million for 4Q 2016 and ~72.9 million for fiscal 2016  Total capital expenditures for fiscal 2016 are expected to be in the range of $24 million to $28 million

Our Mission & Vision Reconciliation of Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Common Share 13 (Dollars in thousands, except per share amounts) Fiscal Three Months Ended Fiscal Nine Months Ended July 31, August 2, July 31, August 2, 2016 2015 2016 2015 Net income (loss) per diluted common share, GAAP basis 0.32$ 0.10$ 0.43$ (0.01)$ Restructuring and impairment charges 0.01 0.01 0.05 0.05 Strategic development and acquisition related costs 0.01 0.01 0.03 0.04 Gain on sale of assets and asset recovery - - (0.02) - Gain from bargain purchase - - 0.03 - Fair value adjustment of acquired inventory - 0.01 - 0.03 Short lived acquisition method fair value adjustments - 0.05 - 0.08 Tax effect of applicable non-GAAP adjustments (2) (0.01) (0.03) (0.02) (0.08) Adjusted net income (loss) per diluted common share (1) 0.33$ 0.15$ 0.50$ 0.11$ Fiscal Three Months Ended Fiscal Nine Months Ended July 31, August 2, July 31, August 2, 2016 2015 2016 2015 Net income (loss) applicable to common shares, GAAP basis 23,550$ 7,160$ 31,761$ (588)$ Restructuring and impairment charges 778 750 3,437 3,695 Strategic development and acquisition related costs 819 701 2,080 3,058 Gain on sale of assets and asset recovery (52) - (1,704) - Gain from bargain purchase - - 1,864 - Fair value adjustment of acquired inventory - 1,000 - 2,358 Short lived acquisition method fair value adjustments - 3,390 - 6,112 Tax effect of applicable non-GAAP adjustments (2) (603) (2,243) (1,487) (5,846) Adjusted net income (loss) applicable to common shares (1) 24,492$ 10,758$ 35,951$ 8,789$ 0.332989 0.49 0 (0) (1) The Company discloses a tabular comparison of Adjusted net income (loss) per diluted common share and Adjusted net income (loss) applicable to common shares, which are non-GAAP measures, because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. Adjusted net income (loss) per diluted common share and Adjusted net income (loss) applicable to common shares should not be considered in isolation or as a substitute for net income (loss) per diluted common share and net income (loss) applicable to common shares as reported on the face of our consolidated statements of operations. (2) The Company calculated the tax effect of non-GAAP adjustments by applying the applicable statutory tax rate for the period to each applicable non-GAAP item.

Our Mission & Vision Reconciliation of Operating Income (Loss) to Adjusted Operating Income (Loss) by Segment 14 Engineered Building Systems Metal Components Metal Coil Coating Corporate Consolidated Operating income (loss), GAAP basis 19,561$ 37,497$ 8,748$ (22,271)$ 43,535$ - Restructuring and impairment charges 106 261 - 411 778 Strategic development and acquisition related costs - 9 - 810 819 - Gain on sale of assets and asset recovery (52) - - - (52) Adjusted operating income (loss) (1) 19,615$ 37,767$ 8,748$ (21,050)$ 45,080$ Engineered Building Systems Metal Components Metal Coil Coating Corporate Consolidated Operating income (loss), GAAP basis 14,363$ 17,025$ 5,497$ (17,507)$ 19,378$ Restructuring and impairment charges 138 262 - 350 750 Strategic development and acquisition related costs - - - 701 701 Fair value adjustment of acquired inventory - 1,000 - - 1,000 Short lived acquisition method fair value adjustments - 3,334 - - 3,334 Adju ted operating income (loss) (1) 14,501$ 21,621$ 5,497$ (16,456)$ 25,163$ (1) The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non-GAAP measure, because it is instrumental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statements of operations. Fiscal Three Months Ended August 2, 2015 Fiscal Three Months Ended July 31, 2016 (Dollars in thousands)

Reconciliation of Net Income (Loss) to Adjusted EBITDA by Segment

(Dollars in thousands)

	Fiscal Three Months Ended July 31, 2016				
	Engineered Building Systems	Metal Components	Metal Coil Coating	Corporate	Consolidated
Net income (loss)	$ 19,140	$ 37,628	$ 8,749	$ (41,802)	$ 23,715
Add:					
Depreciation and amortization	2,438	6,752	1,184	221	10,595
Consolidated interest expense, net	(39)	(8)	-	7,732	7,685
Provision for income taxes	(471)	2	-	12,096	11,627
Restructuring and impairment charges	106	261	-	411	778
Strategic development and acquisition related costs	-	9	-	810	819
Share-based compensation	-	-	-	2,661	2,661
Gain on sale of assets and asset recovery	(52)	-	-	-	(52)
Adjusted EBITDA [(1)]	$ 21,122	$ 44,644	$ 9,933	$ (17,871)	$ 57,828

	Fiscal Three Months Ended August 2, 2015				
	Engineered Building Systems	Metal Components	Metal Coil Coating	Corporate	Consolidated
Net income (loss)	$ 10,080	$ 17,081	$ 5,498	$ (25,439)	$ 7,220
Add:					
Depreciation and amortization	2,575	10,591	1,128	247	14,541
Consolidated interest expense, net	8	(16)	-	8,143	8,135
Provision (benefit) for income taxes	3,909	3	-	(392)	3,520
Restructuring and impairment charges	138	262	-	104	504
Strategic development and acquisition related costs	-	-	-	701	701
Fair value adjustment of acquired inventory	-	1,000	-	-	1,000
Share-based compensation	-	-	-	2,568	2,568
Adjusted EBITDA [(1)]	$ 16,710	$ 28,921	$ 6,626	$ (14,068)	$ 38,189

(1) The Company's Credit Agreement defines Adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments and stock compensation as well as certain special charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the Term Loan facility, the Company entered into an Asset-Based Lending facility which has substantially the same definition of Adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing Adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.

/ 15

Our Mission & Vision K. DARCEY MATTHEWS Vice President, Investor Relations E: darcey.matthews@ncigroup.com 10943 N. Sam Houston Pkwy W. Houston, Texas 77064 P.O. Box 692055 Houston, Texas 77269-2055 281.897.7788 ncibuildingsystems.com